BLACKROCK FUNDSSM

BlackRock Emerging Market Allocation Portfolio

(the “Fund”)

SUPPLEMENT DATED AUGUST 21, 2014 TO THE

PROSPECTUS DATED FEBRUARY 28, 2014

Effective immediately, the Fund’s prospectus is amended hereby as follows:

In the “Fund Overview” section, the subsection entitled “Portfolio Manager” is deleted in its entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Jeff Shen, PhD	2013	Managing Director, Head of Emerging Markets and Co-head of Investments for Scientific Active Equity of BlackRock, Inc.
David Dali	2014	Managing Director of BlackRock, Inc.
Gerardo Rodriguez	2014	Managing Director of BlackRock, Inc.

The section in the prospectus captioned “Details About the Fund — How the Fund Invests — About the Portfolio Manager of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE FUND

The Fund is managed by a team of financial professionals. Jeff Shen, PhD, David Dali and Gerardo Rodriguez are the portfolio managers of the Fund and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information about the portfolio management team.

The section in the prospectus captioned “Management of the Fund— Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Information regarding the portfolio managers of the Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund’s SAI.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Jeff Shen, PhD	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2013	Head of Emerging Markets of BlackRock, Inc. since 2013; Co-head of Investments for Scientific Active Equity of BlackRock, Inc. since 2009; Managing Director of BlackRock, Inc. since 2009; Managing Director of Barclays Global Investors (“BGI”) from 2008 to 2009; Principal of BGI from 2004 to 2008.
David Dali	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2014	Managing Director of BlackRock, Inc. since 2014; CIO and Lead Portfolio Manager of Duet Emerging Macro Fund from 2012 to 2013; Head of the Emerging Macro team for the Macquarie Funds Group from 2008 to 2011 and Co-CIO of OneWorld Investments, LP from 1999 to 2008.
Gerardo Rodriguez	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2014	Managing Director of BlackRock, Inc. since 2013; Undersecretary of Finance and Public Credit for the Mexican Ministry of Finance from 2011 to 2013; Director General for Public Credit at the Mexican Ministry of Finance and Public Credit from 2005 to 2011.

Shareholders should retain this Supplement for future reference.

PRO-EMAP-0814SUP

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